                                                                    EXHIBIT 10.1

                 NINETOWNS DIGITAL WORLD TRADE HOLDINGS LIMITED
                              ([Name in Chinese])
           (incorporated in the Cayman Islands with limited liability)

                          ----------------------------

                          EMPLOYEE SHARE OPTION SCHEME

                          ----------------------------

                   ADOPTED PURSUANT TO RESOLUTION OF THE BOARD
                       OF THE COMPANY ON 18 NOVEMBER 2003

                                TABLE OF CONTENTS

CLAUSE                                                                                       PAGE
1.   INTRODUCTION........................................................................     1

2.   DEFINITIONS.........................................................................     1

3.   DURATION AND ADMINISTRATION.........................................................     3

4.   GRANT OF OPTION.....................................................................     3

5.   SUBSCRIPTION PRICE..................................................................     4

6.   EXERCISE OF OPTIONS.................................................................     4

7.   LAPSE OF OPTIONS....................................................................     5

8.   MAXIMUM NUMBER OF SHARES AVAILABLE FOR SUBSCRIPTION.................................     7

9.   CHANGES IN CAPITAL STRUCTURE........................................................     7

10.  SHARE CAPITAL.......................................................................     7

11.  DISPUTES............................................................................     7

12.  ALTERATION OF THE SCHEME............................................................     8

13.  TERMINATION.........................................................................     8

14.  CANCELLATION........................................................................     8

15.  GENERAL.............................................................................     9

SCHEDULE

A.    Form of notice of exercise

B.    Form of Option certificate

                 NINETOWNS DIGITAL WORLD TRADE HOLDINGS LIMITED
                              ([Name in Chinese])
           (incorporated in the Cayman Islands with limited liability)

                          EMPLOYEE SHARE OPTION SCHEME

        ADOPTED PURSUANT TO RESOLUTIONS OF THE BOARD ON 18 NOVEMBER 2003

1.    INTRODUCTION

1.1 The purpose of the Scheme is to enable the Company to grant Options to Eligible Persons as incentives or rewards for their contributions to the Group.

2.    DEFINITIONS

2.1 In this Scheme, the following expressions have the following meanings, unless the context otherwise requires:

      "ADOPTION DATE"                     means 18 November 2003, being the date
                                          on which the Board approved the
                                          adoption of this Scheme;

      "ARTICLES OF ASSOCIATION"           means the articles of association of
                                          the Company as amended from time to
                                          time;

      "AUDITORS"                          means the auditors of the Company from
                                          time to time;

      "BOARD" means the board of Directors from time to time or a duly authorised committee thereof;

      "BUSINESS DAY"                      means a day on which banks are
                                          generally open for business in Hong
                                          Kong;

      "COMPANIES LAW"                     means the Companies Law, Cap. 22 (Law
                                          3 of 1961, as consolidated and
                                          revised) of the Cayman Islands, as
                                          amended from time to time;

      "COMPANIES ORDINANCE"               means the Companies Ordinance (Cap 32
                                          of the laws of Hong Kong), as amended
                                          from time to time;

      "COMPANY"                           means Ninetowns Digital World Trade
                                          Holdings Limited, an exempted company
                                          incorporated in the Cayman Islands
                                          with limited liability;

      "DIRECTORS"                         means directors of the Company from
                                          time to time;

      "ELIGIBLE PERSON"                   means any employee or director of any
                                          member of the Group;

      "GRANT DATE"                        means the date on which an Option is
                                          granted to an Eligible Person in
                                          accordance with sub-Clause 4.1;

      "GROUP" means the Company and its Subsidiaries and a "MEMBER OF THE GROUP" shall be construed accordingly;

      "HK DOLLARS" and "HK$"              means Hong Kong dollars, the lawful
                                          currency of Hong Kong;

      "HONG KONG"                         means the Hong Kong Special
                                          Administrative Region of the People's
                                          Republic of China;

      "OPTION" means an option to subscribe for Shares granted pursuant to the Scheme;

      "OPTION PERIOD"                     means in respect of any particular
                                          Option, the period to be determined
                                          and notified by the Board to each
                                          Participant, which period shall
                                          commence on or after the Grant Date
                                          and end in any event not later than 10
                                          years from the Grant Date;

      "OTHER SCHEMES"                     means other share option schemes (if
                                          any) adopted by any member of the
                                          Group from time to time, pursuant to
                                          which options to subscribe for Shares
                                          may be granted;

      "PARTICIPANT"                       means any Eligible Person who accepts
                                          the offer of any Option in accordance
                                          with the terms of the Scheme or (where
                                          the context so permits) a person
                                          entitled to any such Option in
                                          consequence of the death of the
                                          original Participant;

      "SCHEME"                            means this share option scheme in its
                                          present or any amended form;

      "SHARES" means shares of HK$0.1 each (or of such other nominal amount as shall result from a sub-division, consolidation, re-classification or re-construction of such shares from time to time) in the capital of the Company;

      "SHAREHOLDERS"                      means shareholders of the Company from
                                          time to time;

      "SUBSCRIPTION PRICE"                means the price per Share at which a
                                          Participant may subscribe for Shares
                                          on the exercise of an Option
                                          determined in accordance with Clause
                                          5;

      "SUBSIDIARY"                        means a company which is for the time
                                          being and from time to time a
                                          subsidiary of the Company, (within the
                                          meaning of Section 2 of the Companies
                                          Ordinance) whether incorporated in
                                          Hong Kong or elsewhere;

      "TRADING DAY"                       means a day on which trading of Shares
                                          take place on the Exchange; and

      "VESTING SCHEDULE"                  means, in relation to an Option, a
                                          schedule for the vesting of shares
                                          comprised in the Option during the
                                          Option Period to be determined by the
                                          Board on the date of grant of that
                                          Option.

2.2 Clause headings are inserted for convenience of reference only and shall be ignored in the interpretation of the Scheme. References herein to Clauses and sub-Clauses and Schedules are to clauses and sub-clauses of and schedules to this Scheme respectively. Words importing the singular includes the plural and vice versa, words importing a gender shall include every other genders and references to persons include bodies corporate or unincorporate. Any reference to any statute or statutory provision shall include any statute or statutory provision which amends or replaces, or has amended or replaced, and shall include any subordinate legislation made under the relevant statute.

3.    DURATION AND ADMINISTRATION

3.1 Subject to Clause 14, the Scheme shall be valid and effective for a period commencing on the Adoption Date and ending on the day immediately preceding the 10th anniversary of the Adoption Date, after which period no further Options may be issued but the provisions of this Scheme shall remain in full force and effect to the extent necessary to give effect to the exercise of any Options granted prior thereto or otherwise as may be required in accordance with the provisions of this Scheme.

3.2 This Scheme shall be subject to the administration of the Board whose decision as to all matters arising from or in relation to this Scheme or its interpretation or effect shall (save as otherwise provided herein) be final and binding on all parties to this Scheme.

4.    GRANT OF OPTION

4.1 On and subject to the terms of this Scheme, the Board may, at its discretion after taking into account the Eligible Person's contribution towards the growth and development of the Group, grant an Option to an Eligible Person Provided That the Eligible Person shall undertake to hold the Option on the terms on which it is to be granted and to be bound by the provisions of the Scheme. Such grant shall be effected by the issue of an option certificate substantially in the form as set out in Schedule B or in such other form as the Board shall from time to time determine.

4.2 Any Eligible Person to whom an Option is granted may, by notice in writing to the Company given within 30 days after the Grant Date, renounce in whole or in part his rights thereunder and in such case the Option shall pro tanto be deemed never to have been granted. For the avoidance of doubt, no consideration shall be payable for any such renunciation.

5.    SUBSCRIPTION PRICE

5.1 The Subscription Price shall be determined by the Board and notified to the Participant (subject to any adjustment made pursuant to Clause 9) and shall be at least no less than the nominal value of a Share.

6.    EXERCISE OF OPTIONS

6.1 An Option shall be personal to the Participant and shall not be assignable and no Participant shall in any way sell, transfer, charge, mortgage, encumber or create any interest in favour of any third party over or in relation to any Option other than transfer of Option by a Participant to any Eligible Person.

6.2 Subject to Clause 7.1 and in accordance with the Vesting Schedule applicable to that Option, an Option may be exercised in whole or in part at any time during the Option Period by the Participant (or in the case of his or her death, his or her legal personal representatives) giving notice in writing (substantially in the form set out in Schedule A or in such other form as the Board may from time to time specify) to the Company stating that the Option is thereby exercised and the number of Shares in respect of which it is exercised. Each such notice must be accompanied by a remittance for the full amount of the Subscription Price for the Shares in respect of which the notice is given and delivery of the Option certificate (if any) for cancellation or amendment, as the case may be.

6.3 Subject to Clause 10 and any necessary consents and to an Option having been exercised in accordance with the provisions of sub-Clause 6.2, the Company shall, as soon as reasonably practicable and in any event not later than 30 days after the later of the exercise of an Option or the receipt of the Auditors' certificate pursuant to Clause 9, allot and issue to the Participant of such number of Shares fully paid as specified in the notice exercising the Option and shall deliver to the Participant a definitive share certificate in respect thereof.

6.4 Shares allotted and issued upon the exercise of an Option will be subject to all provisions of the Articles of Association and shall rank pari passu in all respects with the fully paid or credited as fully paid Shares in issue on the date of such issue.

6.5 When an Option is exercised only in part, the balance shall remain exercisable on the same terms as originally applied to the whole Option and the Company may issue at its absolute discretion a new Option certificate accordingly after such partial exercise.

6.6 Notwithstanding any contrary provisions herein contained, if at the time a Participant wishes to exercise an Option, the exercise of such Option or the consequence of such exercise is not permitted by applicable laws, the Participant shall not be entitled to exercise his or her Option until such exercise becomes permissible by the applicable laws.

6.7 Subject to sub-Clause 7.1, if a general offer (whether by way of takeover offer, repurchase offer or scheme of arrangement or otherwise in like manner) has been made to all the Shareholders (other than the offeror and parties acting in concert with the offeror) to acquire all or part of the issued Shares and such offer, having been approved in accordance with applicable laws, becomes or is declared unconditional, the Participants shall be entitled to exercise his or her outstanding Option to its full extent or to the extent specified in his or her notice for such exercise within 14 days after the date on which such offer becomes or is declared unconditional.

6.8 Subject to sub-Clause 7.1, if an application is made to the court (otherwise than where the Company is being voluntarily wound up), pursuant to the Companies Law or the Companies Ordinance, in connection with a proposed compromise or arrangement between the Company and its creditors (or any class of them) or between the Company and its Shareholders (or any class of them), a Participant may by notice in writing to the Company, within the period of 21 days after the date of such application, exercise his or her outstanding Option to its full extent or to the extent specified in such notice. Upon the comprise or arrangement becoming effective, all outstanding Options shall lapse except insofar as exercised. Notice of the application referred to herein and the effect thereof shall be given by the Company to all Participants as soon as practicable.

6.9 Subject to sub-Clause 7.1, in the event that a notice is given by the Company to its Shareholders to convene a general meeting for the purpose of approving a resolution to voluntarily wind-up the Company when the Company is solvent, the Company shall on the day of such notice to each Shareholder or as soon as practicable, give notice thereof to all Participants (together with a notice of the existence of this provision). Thereupon each Participant shall be entitled to exercise all or any of his or her outstanding Options at any time not later than two business days prior to the proposed general meeting of the Company by giving notice in writing to the Company, accompanied by a remittance for the full amount of the aggregate Subscription Price for the Shares in respect of which the notice is given, whereupon the Company shall, as soon as possible and in any event no later than the business day immediately prior to the date of the proposed general meeting referred to above, allot and issue the relevant Shares to the Participant fully paid.

7.    LAPSE OF OPTIONS

7.1 An Option shall lapse forthwith (to the extent not already exercised) on the earliest of:

      (a)   the relevant Option Period in respect of the Option having expired;

      (b)   the second anniversary of the death of the Participant;

      (c) in the event that the Participant was an employee or director of any member of the Group at the relevant Grant Date, the date on which such member of the Group terminates the Participant's employment or remove the Participant from his or her office on the ground that the Participant commits an act of bankruptcy or has become insolvent or has made any arrangements or composition with his or her creditors generally, or has been convicted of any criminal offence involving his or her integrity or honesty. A resolution of the Board to the effect that such employment or office has or has not been terminated or removed on one or more of the grounds specified in this sub-Clause (c) shall be conclusive;

      (d) in the event that the Participant was an employee or director of any member of the Group at the relevant Grant Date, the expiry of a period of twelve months from the date of the Participant ceasing to be an employee or officer of such member of the Group by reason of:

            (i) his or her retirement on or after attaining normal retirement age or, with the express consent of the Board in writing for the purpose of this sub-Clause, at a younger age;

            (ii) ill health or disability recognised as such expressed by the Board in writing for the purpose of this sub-Clause (ii);

            (iii) the company by which he or she is employed and/or of which he or she is a director (if not the Company) ceasing to be a Subsidiary;

            (iv) the expiry of his or her employment contract or the vacation of his or her office with such member of the Group and such contract or office is not immediately extended or renewed; or

            (v) at the discretion of the Board, any reason other than death or the reasons described in sub-Clauses 7.1(c) or (d)(i) to (iv);

      (e) the expiry of any period referred to in sub-Clause 6.8 or 6.9, provided that in the case of sub-Clause 6.8 all Options granted shall lapse upon the proposed compromise or arrangement becoming effective; and

      (f) the date the Participant commits any breach of the provisions of sub-Clause 6.1.

7.2 Transfer of employment from a member of the Group to another member of the Group shall not be considered as cessation of employment. It shall not be considered as cessation of employment if a Participant is placed on such leave of absence considered by the relevant member of the Group as continuing intact the employment relationship.

7.3 If an Option lapses, the Participant shall be bound to surrender to the Company the certificate (if any) evidencing such Option.

8.    MAXIMUM NUMBER OF SHARES AVAILABLE FOR SUBSCRIPTION

      The total number of Shares which may be issued upon exercise of all options to be granted under this Scheme must not exceed 643,600 provided that options lapsed in accordance with the terms of this Scheme will not be counted for the purpose of calculating the aforesaid limit.

9.    CHANGES IN CAPITAL STRUCTURE

      If there is any capitalisation issue rights issue, consolidation or subdivision of Shares or reduction in the share capital of the Company (other than an issue of Shares as consideration in respect of a transaction to which any member of the Group is a party) while any Option remains exercisable, adjustment (if any) shall be made in:

      (a) the number of Shares (without fractional entitlements) which is the subject of the Options so far as unexercised; and/or

      (b)   the Subscription Price.

      Except in the case of a capitalisation issue, any adjustment to the number of Shares which is the subject of the Options and/or the Subscription Price shall be conditional on an independent financial adviser or the Auditors confirming in writing to the Board that such adjustment made is on the basis that the proportion of the issued share capital of the Company to which a Participant will be entitled after such alteration shall remain the same as that to which he or she was entitled before such alteration. No such adjustment shall be made to the effect of which would be to enable any Share to be issued at less than its nominal value or which would result in the aggregate amount payable on the exercise of any Option in full being increased. The capacity of the independent financial adviser and the Auditors in this Clause 9 is that of experts and not of arbitrators and their certification shall be final and binding on the Company and the Participants in the absence of manifest error. The costs of the independent financial adviser and the Auditors in so certifying shall be borne by the Company.

10.   SHARE CAPITAL

      The exercise of any Option shall be subject to the Shareholders in general meeting approving any necessary increase in the authorised share capital of the Company. Subject thereto, the Board shall make available sufficient authorised but unissued share capital of the Company to meet subsisting requirements on the exercise of Options.

11.   DISPUTES

      Any dispute arising in connection with the Scheme (whether as to the number of Shares which are the subject of an Option, the amount of the Subscription Price or otherwise) shall be referred to the decision of the Auditors or the independent financial adviser of the Company who shall act as experts and not as arbitrators and whose decision shall be final and binding.

12.   ALTERATION OF THE SCHEME

12.1 The Scheme may be altered in any respect by resolution of the Board except that the provisions of the Scheme as to:

      (a) the definitions of "ELIGIBLE PERSON", "PARTICIPANT" and "OPTION PERIOD" in sub-Clause 2.1; and

      (b)   the provisions of Clauses 1, 3.1, 4.1, 4.2, 5, 6.1, 6.2, 6.4, 7.1,
            8, 9, 13, 14 and this sub-Clause 12.1,

      shall not be altered to the advantage of the Eligible Persons or the Participants except with the prior sanction of a resolution of the Company in general meeting, with the Eligible Persons, the Participants and their respective associates abstaining from voting. No alteration shall operate to affect adversely the terms of any Option granted or agreed to be granted prior to such alteration except with the consent or sanction of such majority of the Participants as would be required of the Shareholders under the Articles of Association for a variation of the rights attached to the Shares. Any alterations to the terms and conditions of the Scheme which are of a material nature shall first be approved by the Shareholders, except where such alterations take effect automatically under the existing terms of the Scheme. Any change to the authority of the Directors or the Scheme administrators in relation to any alteration to the terms of the Scheme must be approved by the Shareholders in general meeting.

12.2 Notwithstanding the foregoing, no modification of or amendment to the Scheme made by the Board shall be effective prior to approval by the Shareholders to the extent Shareholders' approval is otherwise required by applicable legal requirements.

13.   TERMINATION

      The Company by ordinary resolution in general meeting may at any time terminate the operation of the Scheme before the end of its life and in such event no further Options will be offered but the provisions of the Scheme shall remain in all other respects in full force and effect in respect of Options granted prior thereto but not yet exercised at the time of termination, which shall continue to be exercisable in accordance with their terms of grant. Details of the Options granted, including Options exercised or outstanding, under the Scheme, and (if applicable) Options that become void or non-exercisable as a result of termination must be disclosed in the document to the Shareholders seeking approval for the first new scheme to be established after such termination.

14.   CANCELLATION

      Any cancellation of Options granted but not exercised must be approved by the Shareholders in general meeting, with Participants and their associates abstaining from voting. Any vote taken at the meeting to approve such cancellation must be taken by poll. Cancelled Options may be re-issued after such cancellation has been approved, provided such re-issued Options shall only be granted in compliance with the terms of the Scheme and that new Options may be issued to the Participant in place of his or her cancelled Options only if there are available unissued Options (excluding the cancelled Options) within the Scheme Mandate Limit.

15.   GENERAL

15.1 The Company shall bear the costs of establishing and administering the Scheme.

15.2 The Company shall provide a copy of the Scheme to all Participants on joining the Scheme. The Company shall also provide to all Participants all details relating to changes of the terms of the Scheme during the life of the Scheme upon such changes taking place.

15.3 The Scheme shall not form part of any contract of employment between any member of the Group and any Participant, and the rights and obligations of any Participant under the terms of his or her office or employment shall not be affected by his or her participation in the Scheme or any right which he or she may have to participate in it. The Scheme shall afford such a Participant no additional rights to compensation or damages in consequence of the termination of such office or employment for any reason.

15.4 Nothing contained in this Scheme or in any related agreement, and no action of the Company or any member of the Group or the Board with respect thereto, shall confer or be construed to confer on any Participant any right to continue in the employment with any member of the Group or interfere in any way with the right of any member of the Group to terminate the employment of the Participant at any time, with or without cause.

15.5 No right or benefit under the Scheme shall be subject to anticipation, alienation, sale, assignment, hypothecation, pledge, exchange, transfer, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void other than transfer of Option from a Participant to any Eligible Person. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the person entitled to such benefits.

15.6 A Participant shall be entitled to receive copies of all notices and other documents sent by the Company to Shareholders.

15.7 Save as otherwise provided herein, a Participant who is a Director may, subject to and in accordance with the Company's Memorandum of Association and Articles of Association from time to time, notwithstanding his or her interest, vote on any Board resolution concerning the Scheme (other than in respect of his or her own participation therein) and may retain any benefits under the Scheme.

15.8 Any notice or other communication between the Company and an Eligible Person or Participant shall be in writing and may be given by sending the same by prepaid post or by personal delivery to, in the case of the Company, 5/F, Union Plaza, No.20, Chaowai Street, Beijing, 100020, PRC or such other address as may be notified to the Eligible Person and Participant from time to time and, in the case of the Eligible Person or Participant, his or her address as notified to the Company from time to time.

15.9  Any notice or other communication served by post:

      (a) by the Company shall be deemed to have been served 48 hours after it was placed in the post where the recipient's address is in Hong Kong and seven days where the address is elsewhere; and

      (b) by the Eligible Person or Participant shall not be deemed to have been served until the same shall have been received by the Company.

      In the case of sub-Clause (a) above, in proving the service of any notice or other communication by post, it will be sufficient to prove that the notice or other communication was properly stamped, addressed and placed in the post.

15.10 An Eligible Person or Participant, as the case may be, shall be responsible for obtaining any government or other official consent that may be required by any country or jurisdiction in order to permit the grant or exercise of an Option, as the case may be. The Company shall not be responsible for any failure by such person to obtain any such consent or for any tax or other liability to which that person may become subject as a result of his or her participation in the Scheme.

15.11 The Scheme and all Options granted hereunder shall in all respects be governed by and construed in accordance with the Companies Law.

                                   SCHEDULE A

                           FORM OF NOTICE OF EXERCISE

                NOTICE OF EXERCISE - EMPLOYEE SHARE OPTION SCHEME

Date: ________

To:   The Board

      Ninetowns Digital World Trade Holdings Limited

      ________

      [Hong Kong]

Dear Sirs,

I, the undersigned, refer to the option certificate issued by you to me on ________ (the "OPTION CERTIFICATE"). Terms defined in the Option Certificate shall have the same meanings when used herein unless the context otherwise requires.

I hereby exercise my Option in respect of the number of Shares specified below and enclose my remittance for the subscription of such Shares based on the Subscription Price specified below together with the relevant Option Certificate.

Number of Shares subject to Option being subscribed for:          Shares

Subscription Price:               HK$________ (per Share)

Total Remittance:                 HK$

I hereby confirm that the exercise of my Option hereunder:

(a)   shall be subject to the terms of the Option Certificate and the Scheme;
      and

(b) shall not in any way contravene any law or regulation of any jurisdiction, including but not limited to foreign exchange control laws of any jurisdiction.

Yours faithfully,

__________________________
[name of Option holder]

                                   SCHEDULE B

                           FORM OF OPTION CERTIFICATE

                 NINETOWNS DIGITAL WORLD TRADE HOLDINGS LIMITED
                              ([Name in Chinese])

                               OPTION CERTIFICATE

                                        Certificate No.:

Terms defined in the employee share option scheme of Ninetowns Digital World Trade Holdings Limited (the "COMPANY") adopted on ________ 2003 (the "SCHEME") shall have the same meaning when used herein unless the context otherwise requires.

THIS IS TO CERTIFY THAT ..................................................... of
............................................................................ (the
"OPTION HOLDER") is the holder of an Option under the employee share option scheme (the "Scheme") of the Company adopted on ________ 2003, pursuant to which the Option Holder may subscribe for up to ...................... Shares at the
Subscription Price of HK$ ........................... per Share at any time during the period commencing from ................................ and ending on
................................. (both days inclusive), on and subject to the following Vesting Schedule and the terms of the Scheme as may be amended from time to time. Unless otherwise provided for in the Scheme, this Option cannot be transferred, assigned or charged other than transfer to an Eligible Person. This Certificate shall be governed by and construed in accordance with the laws of the Hong Kong Special Administrative Region.

                                VESTING SCHEDULE

Portion of Option Exercisable          Exercise Period
-----------------------------          ---------------
        _____%                         ________ to ________ (both days inclusive)
        _____%                         ________ to ________ (both days inclusive)
        _____%                         ________ to ________ (both days inclusive)

IN WITNESS WHEREOF the Company has caused this Certificate to be signed on its behalf by its Director on ________.

SEALED with the COMMON SEAL of )
NINETOWNS DIGITAL WORLD TRADE  )
HOLDINGS LIMITED and SIGNED by )
                               )
in the presence of:            )